LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED AUGUST 1, 2012, OF

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Effective September 1, 2012, the following information is added to the table in the fund’s Statement of Additional Information (“SAI”) that appears in the section titled “Other Accounts Managed by Portfolio Managers” and is as of June 30, 2012:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ in billions)
Paul Shuttleworth	Other registered investment companies	0	0	0	0
	Other pooled investment vehicles	12	3.39	1	0.11
	Other accounts	26	8.33	11	1.84

Ian R. Edmonds	Other registered investment companies	2	0.12	0	0
	Other pooled investment vehicles	11	5.87	1	0.13
	Other accounts	4	0.82	1	0.35

Christopher Orndorff	Other registered investment companies	1	0.46	0	0
	Other pooled investment vehicles	28	9.47	2	0.24
	Other accounts	68	21.89	11	3.32

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ in billions)

Timothy J. Settel	Other registered investment companies	2	2.74	0	0
	Other pooled investment vehicles	6	3.25	0	0
	Other accounts	11	3.02	0	0

Walter E. Kilcullen	Other registered investment companies	0	0	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

Effective September 1, 2012, the following information is added to the section of the fund’s SAI titled “Portfolio Manager Securities Ownership”:

As of June 30, 2012, Paul Shuttleworth, Ian R. Edmonds, Christopher Orndorff, Timothy J. Settel and Walter E. Kilcullen did not own any securities of the fund.

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